Related party transactions	6 Months Ended
Dec. 31, 2020
Disclosure of transactions between related parties [abstract]
Related party transactions	Related party transactions
The group’s significant related parties are its associates, joint ventures, key management personnel and pension plans. There have been no transactions with these related parties during the six months ended 31 December 2020 on terms other than those that prevail in arm’s length transactions.

In April 2020, the Directors became aware that certain purchases by Diageo of its own shares and certain transactions related to Diageo’s employee share schemes between 10 May 2019 and 9 August 2019, amounting to approximately £320 million (‘the affected transactions’), were undertaken contrary to the applicable provisions of the Companies Act 2006 as they were undertaken following utilisation in full of Diageo plc's distributable reserves as set out in its balance sheet as at 30 June 2018. At the Annual General Meeting on 28 September 2020, a resolution was passed to appropriate an equivalent amount of distributable profits of the company to the payments made in respect of the affected transactions and implement arrangements to put all potentially affected parties, so far as possible, in the position in which they were intended to be had the affected transactions been undertaken in accordance with the applicable provisions of the Companies Act 2006. This resolution and the arrangements that it has implemented constituted a related party transaction under IAS 24 and under the Listing Rules, as the Directors have benefited from the waiver of any claims that the company had or may have had against them as a result of the affected transactions.